UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2018

Annual Report

to Shareholders

DWS Global High Income Fund

(formerly Deutsche Global High Income Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
28	Statement of Assets and Liabilities
30	Statement of Operations
31	Statements of Changes in Net Assets
32	Financial Highlights

38	Notes to Financial Statements
54	Report of Independent Registered Public Accounting Firm
56	Information About Your Fund’s Expenses
57	Tax Information
58	Advisory Agreement Board Considerations and Fee Evaluation
63	Board Members and Officers
68	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group Gmbh & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global High Income Fund

Letter to Shareholders

Dear Shareholder:

The U.S. economy seems still to be in a cyclical sweet spot. Against a backdrop of solid growth, a tight labor market and inflation near the Federal Reserve Bank’s target, the expansion appears set to continue.

This is not to say there are no risks. Concerns regarding trade and other geopolitical issues have contributed to increased volatility and bear close watching. Overall, however, our Chief Investment Officer (“CIO”) and Chief Economist agree that the equity market is broadly attractive, thanks to strong earnings growth and the October dip in global equity markets. Meanwhile, our outlook is for interest rates to rise gradually as the economic recovery continues into 2019.

Our CIO Office, Chief Economist and Investment Specialists frequently post their perspectives on new developments, opportunities and emerging risks in the “Insight” section of our web site, dws.com. We invite you to visit us online frequently to access our most current views.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Global High Income Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Process

Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market.

DWS Global High Income Fund returned 0.31% in the 12-month period ended October 31, 2018. The Fund underperformed the 0.95% return of its benchmark, the ICE BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index. The Fund also outpaced the average return of the funds in its Morningstar peer group, High Yield Bond, in the three-, five-, and 10-year periods ended October 31, 2018.

U.S. high-yield bonds outperformed their European counterparts by a comfortable margin in the past year. The U.S. market gained 0.86%, as gauged by the ICE BofA ML US High Yield Index, while Europe returned –1.59% based on the ICE BofA Merrill Lynch European High Yield Constrained Index.

The positive showing for domestic high yield reflected the backdrop of improving credit fundamentals, continued strength in corporate earnings, and investors’ hearty appetite for yield. The combination of lower corporate taxes and regulatory roll-backs was an additional positive, as it fueled strong economic conditions and led to a low level of perceived recession risk in the U.S. economy. A favorable supply-and-demand picture was an additional tailwind for performance. Although high-yield funds generally experienced outflows, the effect was outweighed by a sharp reduction in new-issue volume during the second half of the period.

4	|	DWS Global High Income Fund

Notably, the use of new-issue proceeds continued to be dominated by refinancing. Credit investors typically view companies’ refinancing of older, higher-yielding debt more favorably than equity-friendly uses such as dividends or general corporate purposes. Refinancing also reduces the amount of near-term debt maturities and contributes to lower default expectations. International trade issues, including the escalating use of tariffs and the renegotiation of multilateral trade agreements, created some sector-specific headwinds but had little negative effect on the broader domestic market.

In contrast to the United States, European high yield was pressured by concerns about fading globalization and the rising risk of protectionism. Instability in the Eurozone, including political and economic uncertainty in Italy and concerns about the possibility of stronger Brexit terms, further contributed to the weakness in the region’s market. Emerging-markets debt also experienced losses amid rising interest rates in the United States, protectionist U.S. trade policies, and instability in Argentina and Turkey, among other nations.

In the United States, the lowest-rated bonds (those rated CCC and below) generated the best returns, followed by B and BB rated issues. Trends were different in Europe, as B rated debt delivered the strongest relative performance, followed by BBs and CCCs, respectively. The difference largely reflected the more robust sentiment in the U.S. market, where strong growth caused investors to see less risk in reaching for yield in lower-rated securities.

Fund Performance

Fund performance was primarily driven by security selection. Adient Global Holdings Ltd. an automotive parts manufacturing firm that experienced operational issues, higher raw material prices, and changes to its senior management team, was a key detractor. The bonds of Virgin Media, Ltd., a European cable and satellite firm, weakened due to increasing competition, slower growth, and declining prices for its services. A position in Simmons Foods, Inc., which focuses on chicken and wet pet food, also detracted as competitive challenges and the company’s decision to sell additional debt weighed on its bonds.

A position in the bonds of the integrated wireless telecommunications services company CenturyLink, Inc. was a top contributor for the period.

DWS Global High Income Fund	|	5

The company’s successful ongoing integration of an acquisition, together with its progress toward simplifying its capital structure, led to a rally in its debt prices. The bonds of the oil and gas exploration and production firm Chesapeake Energy Corp. also moved higher as the company used the proceeds from asset sales and the stronger cash flows generated by rising natural gas prices to repay debt. A zero weighting in the European wireline telecom provider Telecom Italia SpA contributed to results, as well. The bonds traded down due to weaker financial performance stemming from increased competition and reduced pricing power. Political and economic uncertainty in Italy also put downward price pressure on the company’s debt prices.

“We	continue to look for opportunities in individual securities where we believe yields provide attractive compensation for the underlying risks.”

The Fund’s asset allocation was a net contributor to performance. Overweight positions in the pharmaceuticals and energy exploration and production industries contributed, but an underweight in health care and an overweight in the food and beverage industry detracted. From a ratings perspective, an overweight in single B rated bonds and an underweight in BBs aided results. However, an underweight in lower-rated bonds, including those rated CCC rated and below, was a negative. From a regional perspective, positions in Brazil and Israel helped performance, while a modest position in Zambia detracted.

The Fund used derivatives to manage its currency positioning by hedging exposure to the euro back into U.S. dollars. This aspect of our approach was a modest contributor given that the European currency declined in value.

Outlook and Positioning

We retain a favorable view on the global high-yield market, as we continue to believe it has the potential to provide total returns that can exceed those of other asset classes. Although expectations for global economic growth have become more muted, we believe that there is a low probability of a global recession in the next year. We believe this consideration, together with the consistent and measured shift away from an accommodative stance by the major central banks, is supportive for the asset class. The use of new-issuance proceeds continues to be dominated by refinancing, which has reduced concerns about near-term

6	|	DWS Global High Income Fund

maturities for high-yield issuers and contributed to decreasing default expectations. Not least, we believe absolute yields could remain attractive enough to fuel continued investor demand.

Potential disruptions to this scenario include the possibility of faster-than-expected monetary tightening by the U.S. Federal Reserve and/or the European Central Bank, as well as lingering geopolitical/macroeconomic issues. We continue to view the current credit cycle as potentially entering extended territory in terms of its length. While the trends in global credit quality remain largely favorable, any near-term erosion in credit metrics could create meaningful market disruptions once the cycle turns and the credit markets tighten.

In this environment, we are staying focused on conducting detailed credit analysis and striving to manage downside risks. More specifically, we continue to look for opportunities in individual securities where we believe yields can potentially provide attractive compensation for the underlying risks. We retain an underweight BBs to fund the cash needed for liquidity requirements, and we remain highly selective with regard to lower-quality CCC rated issues.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit – Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 2006 with 6 years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

DWS Global High Income Fund	|	7

Lonnie Fox, Director (Began managing the Fund on August 9, 2018)

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2004 with one year of industry experience. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS in Applied Economics and Management, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Current and future portfolio holdings are subject to risk.

Terms to Know

The ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

The ICE BofA ML US High Yield Index tracks the performance of U.S. dollar denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA ML Euro High Yield Constrained Index is designed to track the performance of euro- and British pound sterling-denominated below-investment-grade corporate debt publicly issued in the eurobond, sterling domestic or euro domestic markets by issuers around the world.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. The average category returns for the one-, three-, five-, and 10-year periods ended October 31, 2018 were 0.45%, 5.12%, 3.52%, and 9.19%. It is not possible to invest directly in a Morningstar category.

Index and category returns do not reflect fees or expenses and it is not possible to invest directly into an index or category.

Credit ratings are assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency (i.e., Standard & Poor’s, Moody’s, Fitch). Ratings agencies are paid to make such credit assessments by the entity that is seeking a rating for itself. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

8	|	DWS Global High Income Fund

Performance Summary	October 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	0.31%	4.34%	9.36%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–4.21%	3.38%	8.85%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	0.95%	4.87%	10.85%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	0.31%	4.27%	9.33%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–2.20%	3.74%	9.05%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	0.95%	4.87%	10.85%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
Unadjusted for Sales Charge	–0.42%	3.57%	8.57%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.42%	3.57%	8.57%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	0.95%	4.87%	10.85%

Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 10/31/18
No Sales Charges	0.59%	4.79%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	0.95%	6.25%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	0.53%	4.54%	9.57%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	0.95%	4.87%	10.85%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/18
No Sales Charges	0.56%	4.64%	9.71%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index†	0.95%	4.87%	10.85%

DWS Global High Income Fund	|	9

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018, are 0.96%, 1.08%, 1.71%, 0.78%, 0.78% and 0.67% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS Global High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

10	|	DWS Global High Income Fund

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on November 1, 2016.

†

ICE BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (name changed from Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index effective October 22, 2017) contains all securities in the ICE Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/18	$6.63	$6.63	$6.65	$6.60	$6.66	$6.60
10/31/17	$6.94	$6.95	$6.97	$6.92	$6.98	$6.92
Distribution Information as of 10/31/18
Income Dividends, Twelve Months	$.33	$.33	$.28	$.35	$.35	$.35
October Income Dividend	$.0279	$.0279	$.0238	$.0296	$.0293	$.0293
SEC 30-day Yield‡‡	4.97%	5.22%	4.45%	5.52%	5.42%	5.46%
Current Annualized Distribution Rate‡‡	4.95%	4.95%	4.21%	5.28%	5.18%	5.23%

‡‡

The SEC yield is net investment income per share earned over the year ended October 31, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.87%, 5.18%, 4.30%, 5.50%, 5.35% and 5.33% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.95%, 5.01%, 4.14%, 5.36%, 5.25% and 5.19% for Class A, Class T, Class C, Class R6, Class S and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Global High Income Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/18	10/31/17
Corporate Bonds	96%	93%
Loan Participations and Assignments	2%	—
Cash Equivalents	1%	7%
Convertible Bonds	1%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/18	10/31/17
Energy	23%	16%
Communication Services	22%	25%
Materials	17%	19%
Consumer Discretionary	10%	12%
Health Care	9%	6%
Industrials	7%	8%
Consumer Staples	5%	5%
Information Technology	3%	3%
Utilities	2%	3%
Financials	1%	2%
Real Estate	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/18	10/31/17
United States	64%	63%
Canada	10%	8%
Netherlands	8%	5%
United Kingdom	4%	2%
Cayman Islands	3%	3%
Luxembourg	3%	5%
France	2%	2%
Germany	1%	2%
Ireland	1%	2%
Jersey	1%	2%
Other	3%	6%
	100%	100%

12	|	DWS Global High Income Fund

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/18	10/31/17
AAA	—	1%
BBB	6%	4%
BB	53%	56%
B	37%	35%
CCC	3%	4%
Not Rated	1%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 68 for contact information.

DWS Global High Income Fund	|	13

Investment Portfolio	as of October 31, 2018

	Principal Amount ($)(a)		Value ($)
Corporate Bonds 94.1%
Communication Services 19.6%
Altice France SA:
144A, 7.375%, 5/1/2026		4,085,000	3,910,121
144A, 8.125%, 2/1/2027		1,388,000	1,374,120
Altice Luxembourg SA, 144A, 7.75%, 5/15/2022 (b)		1,700,000	1,583,125
Cablevision Systems Corp., 5.875%, 9/15/2022		4,000,000	4,020,000
CCO Holdings LLC:
144A, 5.0%, 2/1/2028		1,015,000	945,853
144A, 5.125%, 5/1/2027		1,935,000	1,821,319
144A, 5.5%, 5/1/2026		1,970,000	1,920,750
144A, 5.875%, 4/1/2024		765,000	771,694
144A, 5.875%, 5/1/2027		540,000	530,550
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		1,400,000	1,417,500
Series W, 6.75%, 12/1/2023 (b)		150,000	153,000
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		2,416,000	2,409,428
144A, 7.5%, 4/1/2028		1,200,000	1,243,764
Clear Channel Worldwide Holdings, Inc., Series A, 6.5%, 11/15/2022		2,315,000	2,323,681
CSC Holdings LLC:
144A, 5.5%, 4/15/2027		2,190,000	2,102,400
144A, 10.875%, 10/15/2025		604,000	696,865
DISH DBS Corp.:
5.875%, 7/15/2022		1,200,000	1,134,000
5.875%, 11/15/2024		1,150,000	977,500
7.75%, 7/1/2026		450,000	402,750
eircom Finance DAC, 144A, 4.5%, 5/31/2022	EUR	500,000	578,053
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		275,000	182,875
10.5%, 9/15/2022 (b)		1,600,000	1,332,000
11.0%, 9/15/2025 (b)		650,000	476,125
Intelsat Jackson Holdings SA:
144A, 8.5%, 10/15/2024		1,585,000	1,557,262
144A, 9.75%, 7/15/2025		1,170,000	1,225,575
Netflix, Inc.:
3.625%, 5/15/2027	EUR	1,610,000	1,807,611
4.375%, 11/15/2026 (b)		1,000,000	918,750
144A, 4.625%, 5/15/2029	EUR	870,000	987,869
5.875%, 2/15/2025		250,000	254,088
SoftBank Group Corp., REG S, 4.75%, 9/19/2024		1,000,000	962,090

The accompanying notes are an integral part of the financial statements.

14	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Sprint Capital Corp.:
6.875%, 11/15/2028		2,360,000	2,321,650
8.75%, 3/15/2032		760,000	830,300
Sprint Corp.:
7.125%, 6/15/2024		3,815,000	3,900,837
7.625%, 3/1/2026		1,355,000	1,409,200
T-Mobile U.S.A., Inc.:
4.75%, 2/1/2028		1,350,000	1,248,750
6.375%, 3/1/2025		1,019,000	1,050,844
6.5%, 1/15/2026		35,000	36,838
Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		2,000,000	1,855,000
Telenet Finance VI Luxembourg SCA, 144A, 4.875%, 7/15/2027	EUR	1,800,000	2,197,338
Telesat Canada, 144A, 8.875%, 11/15/2024		3,995,000	4,254,675
Unitymedia Hessen GmbH & Co., KG, 144A, 5.0%, 1/15/2025		1,800,000	1,817,388
UPC Holding BV, 144A, 5.5%, 1/15/2028		1,090,000	1,008,250
UPCB Finance IV Ltd.:
144A, 4.0%, 1/15/2027	EUR	450,000	527,348
144A, 5.375%, 1/15/2025		295,000	287,035
ViaSat, Inc., 144A, 5.625%, 9/15/2025		385,000	356,606
Videotron Ltd., 144A, 5.125%, 4/15/2027		2,550,000	2,416,125
Virgin Media Finance PLC:
144A, 4.5%, 1/15/2025	EUR	1,000,000	1,145,008
REG S, 4.5%, 1/15/2025	EUR	750,000	858,756
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		5,590,000	5,212,675
144A, 5.5%, 8/15/2026		790,000	744,575
Zayo Group LLC:
144A, 5.75%, 1/15/2027		2,410,000	2,362,282
6.0%, 4/1/2023		1,430,000	1,458,600
6.375%, 5/15/2025		1,005,000	1,027,613
Ziggo Bond Finance BV, 144A, 4.625%, 1/15/2025	EUR	870,000	965,698
Ziggo Secured Finance BV, 144A, 5.5%, 1/15/2027		2,400,000	2,202,000

			81,516,109

Consumer Discretionary 9.0%
Adient Global Holdings Ltd.:
144A, 3.5%, 8/15/2024	EUR	1,000,000	991,805
REG S, 3.5%, 8/15/2024	EUR	1,200,000	1,190,166
Ally Financial, Inc., 5.75%, 11/20/2025		300,000	306,750
American Axle & Manufacturing, Inc.:
6.25%, 4/1/2025 (b)		615,000	580,406
6.25%, 3/15/2026		520,000	491,400

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	15

	Principal Amount ($)(a)		Value ($)
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		405,000	397,913
Ashtead Capital, Inc., 144A, 5.25%, 8/1/2026		1,595,000	1,569,639
Ashton Woods U.S.A. LLC, 144A, 6.75%, 8/1/2025		620,000	575,050
Boyd Gaming Corp.:
6.0%, 8/15/2026		1,190,000	1,149,837
6.875%, 5/15/2023		310,000	322,013
Carlson Travel, Inc., 144A, 9.5%, 12/15/2024		1,110,000	1,061,437
Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025		311,000	319,553
Dana Financing Luxembourg Sarl:
144A, 5.75%, 4/15/2025		990,000	950,400
144A, 6.5%, 6/1/2026		675,000	668,250
EC Finance PLC, 144A, 2.375%, 11/15/2022	EUR	690,000	774,534
Eldorado Resorts Inc, 144A, 6.0%, 9/15/2026		1,234,000	1,208,580
Europcar Groupe SA, 144A, 4.125%, 11/15/2024	EUR	750,000	825,192
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020 (b)		745,000	746,863
5.25%, 4/15/2023 (b)		4,270,000	4,248,650
Grupo-Antolin Irausa SA, 144A, 3.25%, 4/30/2024	EUR	1,690,000	1,826,196
HD Supply, Inc., 144A, 5.375%, 10/15/2026		1,425,000	1,362,656
Lennar Corp.:
4.75%, 11/15/2022		830,000	821,866
4.75%, 11/29/2027		880,000	822,800
5.0%, 6/15/2027		340,000	320,450
LKQ Italia Bondco SpA, 144A, 3.875%, 4/1/2024	EUR	880,000	1,035,017
Merlin Entertainments PLC, 144A, 5.75%, 6/15/2026		1,045,000	1,045,000
MGM Resorts International, 5.75%, 6/15/2025		1,488,000	1,447,080
Mobilux Finance SAS, 144A, 5.5%, 11/15/2024	EUR	700,000	720,008
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021		545,000	544,319
Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027 (b)		480,000	446,400
Refinitiv US Holdings Inc, 144A, 4.5%, 5/15/2026	EUR	750,000	849,488
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		265,000	263,675
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		235,000	234,413
Sonic Automotive, Inc., 6.125%, 3/15/2027		305,000	276,788
Stars Group Holdings BV, 144A, 7.0%, 7/15/2026		1,545,000	1,568,175
Suburban Propane Partners LP, 5.75%, 3/1/2025		300,000	280,500
Toll Brothers Finance Corp., 4.35%, 2/15/2028		1,000,000	882,500
TRI Pointe Group, Inc., 5.25%, 6/1/2027		890,000	759,837
United Rentals North America, Inc., 6.5%, 12/15/2026		1,260,000	1,273,847
Viking Cruises Ltd., 144A, 5.875%, 9/15/2027		1,720,000	1,629,700
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023		370,000	365,375

			37,154,528

The accompanying notes are an integral part of the financial statements.

16	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Consumer Staples 4.6%
Aramark International Finance Sarl, 144A, 3.125%, 4/1/2025	EUR	1,000,000	1,171,330
Cott Corp., 144A, 5.5%, 7/1/2024	EUR	2,500,000	2,990,905
Cott Holdings, Inc., 144A, 5.5%, 4/1/2025		5,400,000	5,143,500
FAGE International SA, 144A, 5.625%, 8/15/2026		840,000	768,600
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025		1,815,000	1,742,400
144A, 6.75%, 2/15/2028		1,930,000	1,860,037
Nomad Foods Bondco PLC, 144A, 3.25%, 5/15/2024	EUR	1,300,000	1,482,062
Pilgrim’s Pride Corp.:
144A, 5.75%, 3/15/2025		365,000	340,363
144A, 5.875%, 9/30/2027		1,125,000	1,018,125
Post Holdings, Inc.:
144A, 5.625%, 1/15/2028		300,000	282,090
144A, 5.75%, 3/1/2027		1,400,000	1,337,000
Simmons Foods, Inc., 144A, 5.75%, 11/1/2024		1,300,000	955,500

			19,091,912

Energy 22.4%
Antero Midstream Partners LP, 5.375%, 9/15/2024		675,000	658,125
Antero Resources Corp.:
5.125%, 12/1/2022		1,230,000	1,221,544
5.375%, 11/1/2021		2,120,000	2,122,650
5.625%, 6/1/2023		235,000	235,000
Ascent Resources Utica Holdings LLC, 144A, 7.0%, 11/1/2026		630,000	611,100
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		1,560,000	1,591,200
Carrizo Oil & Gas, Inc., 8.25%, 7/15/2025		675,000	700,313
Cheniere Corpus Christi Holdings LLC:
5.125%, 6/30/2027		2,485,000	2,435,300
5.875%, 3/31/2025		970,000	999,100
7.0%, 6/30/2024		2,475,000	2,676,094
Cheniere Energy Partners LP, 144A, 5.625%, 10/1/2026		1,200,000	1,182,000
Chesapeake Energy Corp.:
7.0%, 10/1/2024		1,000,000	978,750
7.5%, 10/1/2026		610,000	597,800
144A, 8.0%, 12/15/2022		832,000	869,024
8.0%, 1/15/2025 (b)		1,190,000	1,204,875
8.0%, 6/15/2027 (b)		2,875,000	2,857,031
CNX Midstream Partners LP, 144A, 6.5%, 3/15/2026		890,000	867,750
Crestwood Midstream Partners LP:
5.75%, 4/1/2025		1,320,000	1,316,700
6.25%, 4/1/2023		1,745,000	1,779,900
DCP Midstream Operating LP:
3.875%, 3/15/2023		800,000	768,000

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	17

	Principal Amount ($)(a)	Value ($)
5.375%, 7/15/2025	1,535,000	1,556,567
Diamondback Energy, Inc.:
4.75%, 11/1/2024	685,000	666,163
144A, 4.75%, 11/1/2024	1,580,000	1,536,550
Endeavor Energy Resources LP:
144A, 5.5%, 1/30/2026	285,000	292,838
144A, 5.75%, 1/30/2028	285,000	294,263
Energy Transfer Equity LP, 5.5%, 6/1/2027	1,170,000	1,189,363
Ensco PLC, 7.75%, 2/1/2026	1,200,000	1,119,000
Extraction Oil & Gas, Inc., 144A, 5.625%, 2/1/2026	1,110,000	937,950
Genesis Energy LP:
6.25%, 5/15/2026	1,695,000	1,529,737
6.5%, 10/1/2025	2,110,000	1,946,475
Gulfport Energy Corp.:
6.0%, 10/15/2024	365,000	341,275
6.375%, 5/15/2025	640,000	608,000
6.375%, 1/15/2026	1,105,000	1,030,412
Halcon Resources Corp., 6.75%, 2/15/2025	1,990,000	1,810,900
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024	945,000	891,844
144A, 5.75%, 10/1/2025	735,000	714,787
6.25%, 11/1/2028	1,525,000	1,467,828
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024	1,385,000	1,388,462
Jagged Peak Energy LLC, 144A, 5.875%, 5/1/2026	1,083,000	1,055,925
Laredo Petroleum, Inc.:
5.625%, 1/15/2022	700,000	684,250
6.25%, 3/15/2023	630,000	618,975
Matador Resources Co., 144A, 5.875%, 9/15/2026	985,000	962,837
MEG Energy Corp.:
144A, 6.375%, 1/30/2023	550,000	530,750
144A, 6.5%, 1/15/2025	500,000	517,500
Murphy Oil Corp., 5.75%, 8/15/2025	740,000	736,002
Murphy Oil U.S.A., Inc., 5.625%, 5/1/2027	405,000	394,875
Nabors Industries, Inc., 5.5%, 1/15/2023 (b)	1,500,000	1,409,824
Newfield Exploration Co.:
5.375%, 1/1/2026	1,110,000	1,120,412
5.75%, 1/30/2022	1,100,000	1,134,375
Noble Holding International Ltd., 144A, 7.875%, 2/1/2026	970,000	962,725
NuStar Logistics LP, 5.625%, 4/28/2027	1,488,000	1,422,900
Oasis Petroleum, Inc.:
6.875%, 3/15/2022 (b)	947,000	952,919
6.875%, 1/15/2023	360,000	363,150
Parsley Energy LLC:
144A, 5.25%, 8/15/2025	180,000	173,925
144A, 5.375%, 1/15/2025	260,000	254,800

The accompanying notes are an integral part of the financial statements.

18	|	DWS Global High Income Fund

	Principal Amount ($)(a)	Value ($)
144A, 5.625%, 10/15/2027	505,000	497,814
PDC Energy, Inc., 6.125%, 9/15/2024	860,000	821,300
Peabody Energy Corp., 144A, 6.0%, 3/31/2022	1,030,000	1,024,850
Precision Drilling Corp.:
6.5%, 12/15/2021	1,597,788	1,609,771
144A, 7.125%, 1/15/2026 (b)	885,000	878,362
Range Resources Corp.:
4.875%, 5/15/2025 (b)	680,000	630,700
5.0%, 8/15/2022	3,350,000	3,291,375
5.0%, 3/15/2023	1,000,000	967,500
5.875%, 7/1/2022	395,000	397,469
Resolute Energy Corp., 8.5%, 5/1/2020	314,000	313,215
Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	2,985,000	2,992,462
SM Energy Co., 6.625%, 1/15/2027 (b)	635,000	638,175
Southwestern Energy Co.:
4.1%, 3/15/2022 (b)	1,500,000	1,477,500
6.2%, 1/23/2025 (b)	725,000	705,063
7.75%, 10/1/2027 (b)	2,350,000	2,379,375
Sunoco LP:
144A, 5.5%, 2/15/2026	1,015,000	966,787
144A, 5.875%, 3/15/2028	285,000	265,763
Targa Resources Partners LP:
4.25%, 11/15/2023	1,100,000	1,054,955
5.0%, 1/15/2028	1,940,000	1,838,150
5.375%, 2/1/2027	1,850,000	1,799,125
144A, 5.875%, 4/15/2026	938,000	942,690
Transocean, Inc., 144A, 9.0%, 7/15/2023	900,000	943,875
Trinidad Drilling Ltd., 144A, 6.625%, 2/15/2025	310,000	310,000
U.S.A. Compression Partners LP, 144A, 6.875%, 4/1/2026	1,478,000	1,492,780
Weatherford International Ltd.:
4.5%, 4/15/2022 (b)	595,000	443,275
8.25%, 6/15/2023 (b)	825,000	629,063
Whiting Petroleum Corp., 5.75%, 3/15/2021	2,305,000	2,319,406
WildHorse Resource Development Corp., 6.875%, 2/1/2025	1,000,000	995,000
WPX Energy, Inc.:
5.25%, 9/15/2024	760,000	750,500
6.0%, 1/15/2022	260,000	265,850
8.25%, 8/1/2023	800,000	899,000

		92,831,964

Financials 1.0%
Alliance Data Systems Corp., 144A, 5.25%, 11/15/2023	EUR 750,000	873,860
CIT Group, Inc.:
4.125%, 3/9/2021	130,000	129,675
4.75%, 2/16/2024	1,540,000	1,516,900

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	19

	Principal Amount ($)(a)		Value ($)
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		295,000	299,425
Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025		465,000	442,773
Travelport Corporate Finance PLC, 144A, 6.0%, 3/15/2026		1,009,000	1,011,522

			4,274,155

Health Care 9.0%
Avantor, Inc., 144A, 6.0%, 10/1/2024		525,000	523,688
Bausch Health Companies, Inc.:
144A, 5.625%, 12/1/2021		1,275,000	1,254,281
144A, 5.875%, 5/15/2023		720,000	686,700
144A, 6.125%, 4/15/2025		785,000	721,964
144A, 6.5%, 3/15/2022		2,030,000	2,101,050
144A, 7.0%, 3/15/2024		1,510,000	1,581,257
144A, 7.5%, 7/15/2021		1,523,000	1,545,845
144A, 8.5%, 1/31/2027		2,080,000	2,116,400
144A, 9.25%, 4/1/2026		710,000	744,612
Centene Corp., 144A, 5.375%, 6/1/2026		770,000	781,550
Charles River Laboratories International, Inc., 144A, 5.5%, 4/1/2026		180,000	179,550
DaVita, Inc.:
5.0%, 5/1/2025		750,000	708,750
5.125%, 7/15/2024		750,000	716,250
Endo Dac, 144A, 6.0%, 7/15/2023		465,000	399,900
Endo Finance LLC, 144A, 5.375%, 1/15/2023		455,000	387,888
HCA, Inc.:
5.25%, 4/15/2025		1,500,000	1,531,875
5.25%, 6/15/2026		4,245,000	4,319,287
5.375%, 9/1/2026		1,240,000	1,230,700
5.625%, 9/1/2028		2,510,000	2,484,900
LifePoint Health, Inc., 5.5%, 12/1/2021		1,200,000	1,218,000
Mallinckrodt International Finance SA, 144A, 5.625%, 10/15/2023 (b)		345,000	295,838
Nidda BondCo GmbH, 144A, 5.0%, 9/30/2025	EUR	300,000	327,796
Nidda Healthcare Holding AG, 144A, 3.5%, 9/30/2024	EUR	1,300,000	1,450,359
Tenet Healthcare Corp.:
4.5%, 4/1/2021		730,000	726,350
5.125%, 5/1/2025		1,680,000	1,617,000
6.75%, 6/15/2023 (b)		300,000	298,125
7.0%, 8/1/2025		100,000	98,087
Teva Pharmaceutical Finance Netherlands III BV:
2.2%, 7/21/2021		5,000,000	4,663,004
6.0%, 4/15/2024		200,000	198,570
6.75%, 3/1/2028 (b)		860,000	879,322
WellCare Health Plans, Inc., 144A, 5.375%, 8/15/2026		1,570,000	1,566,075

			37,354,973

The accompanying notes are an integral part of the financial statements.

20	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)

Industrials 6.7%
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		1,680,000	1,661,100
144A, 6.0%, 10/15/2022		1,520,000	1,491,500
Brand Industrial Services, Inc., 144A, 8.5%, 7/15/2025		700,000	689,500
BWX Technologies, Inc., 144A, 5.375%, 7/15/2026		235,000	235,588
Covanta Holding Corp.:
5.875%, 3/1/2024		425,000	423,937
5.875%, 7/1/2025		1,500,000	1,455,000
DAE Funding LLC:
144A, 4.5%, 8/1/2022		67,000	65,325
144A, 5.0%, 8/1/2024		173,000	168,675
GFL Environmental, Inc., 144A, 5.375%, 3/1/2023		65,000	59,638
Hulk Finance Corp., 144A, 7.0%, 6/1/2026		758,000	701,150
IHO Verwaltungs GmbH, 144A, 4.5%, 9/15/2023		798,000	743,137
La Financiere Atalian SAS, 144A, 4.0%, 5/15/2024	EUR	780,000	786,551
LKQ European Holdings BV, 144A, 3.625%, 4/1/2026	EUR	1,600,000	1,783,879
Moog, Inc., 144A, 5.25%, 12/1/2022		370,000	369,075
Novelis Corp.:
144A, 5.875%, 9/30/2026		785,000	739,862
144A, 6.25%, 8/15/2024		4,185,000	4,143,150
Park Aerospace Holdings Ltd.:
144A, 4.5%, 3/15/2023		1,250,000	1,189,225
144A, 5.25%, 8/15/2022		4,125,000	4,094,062
144A, 5.5%, 2/15/2024		1,940,000	1,921,085
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		15,000	15,851
Summit Materials LLC, 6.125%, 7/15/2023		705,000	682,087
TA Manufacturing Ltd., 144A, 3.625%, 4/15/2023	EUR	1,395,000	1,605,658
Tennant Co., 5.625%, 5/1/2025		170,000	169,150
TransDigm, Inc., 5.5%, 10/15/2020		950,000	950,000
United Rentals North America, Inc., 5.75%, 11/15/2024		630,000	631,575
Wittur International Holding GmbH, REG S, 8.5%, 2/15/2023	EUR	750,000	860,737

			27,636,497

Information Technology 3.2%
Cardtronics, Inc., 144A, 5.5%, 5/1/2025		565,000	525,450
Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025		1,210,000	1,182,775
Dell International LLC, 144A, 5.875%, 6/15/2021		545,000	552,506
Fair Isaac Corp., 144A, 5.25%, 5/15/2026		1,040,000	1,025,700
First Data Corp.:
144A, 5.375%, 8/15/2023		1,400,000	1,412,250
144A, 7.0%, 12/1/2023		2,200,000	2,281,400
InterXion Holding NV, REG S, 4.75%, 6/15/2025	EUR	1,400,000	1,653,103

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	21

	Principal Amount ($)(a)		Value ($)
Refinitiv U.S. Holdings, Inc.:
144A, 6.25%, 5/15/2026 (b)		1,140,000	1,134,300
144A, 8.25%, 11/15/2026 (b)		1,310,000	1,273,975
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023 (b)		310,000	284,425
TTM Technologies, Inc., 144A, 5.625%, 10/1/2025		1,105,000	1,077,375
Western Digital Corp., 4.75%, 2/15/2026		975,000	900,656

			13,303,915

Materials 16.0%
AK Steel Corp.:
6.375%, 10/15/2025 (b)		830,000	738,700
7.0%, 3/15/2027 (b)		485,000	429,225
7.5%, 7/15/2023		700,000	710,500
Ardagh Packaging Finance PLC:
144A, 6.0%, 2/15/2025		1,225,000	1,148,437
144A, 7.25%, 5/15/2024		1,755,000	1,763,775
Axalta Coating Systems Dutch Holding B BV, REG S, 3.75%, 1/15/2025	EUR	2,100,000	2,343,672
Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024		685,000	646,469
BWAY Holding Co., 144A, 4.75%, 4/15/2024	EUR	1,800,000	2,052,838
Cascades, Inc., 144A, 5.5%, 7/15/2022		73,000	72,453
Chemours Co.:
5.375%, 5/15/2027		700,000	651,000
6.625%, 5/15/2023		1,000,000	1,022,500
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		313,000	287,178
Constellium NV:
144A, 4.25%, 2/15/2026	EUR	1,440,000	1,591,464
144A, 4.625%, 5/15/2021	EUR	1,150,000	1,313,750
144A, 5.75%, 5/15/2024		425,000	404,281
144A, 6.625%, 3/1/2025 (b)		4,500,000	4,410,000
First Quantum Minerals Ltd.:
144A, 6.5%, 3/1/2024		1,157,000	1,012,375
144A, 6.875%, 3/1/2026		740,000	640,100
Flex Acquisition Co., Inc, 144A, 7.875%, 7/15/2026		1,280,000	1,235,584
Freeport-McMoRan, Inc.:
3.55%, 3/1/2022		1,490,000	1,409,912
3.875%, 3/15/2023		1,450,000	1,341,250
4.0%, 11/14/2021		1,000,000	973,750
5.4%, 11/14/2034		500,000	437,500
5.45%, 3/15/2043		105,000	88,988
Hexion, Inc.:
6.625%, 4/15/2020		706,000	624,810
144A, 10.375%, 2/1/2022		250,000	223,438
Hudbay Minerals, Inc.:
144A, 7.25%, 1/15/2023		5,185,000	5,159,075
144A, 7.625%, 1/15/2025 (b)		1,395,000	1,401,975

The accompanying notes are an integral part of the financial statements.

22	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)
Kaiser Aluminum Corp., 5.875%, 5/15/2024		695,000	695,869
Mercer International, Inc.:
5.5%, 1/15/2026		510,000	494,547
6.5%, 2/1/2024		620,000	626,200
NOVA Chemicals Corp.:
144A, 4.875%, 6/1/2024		1,190,000	1,093,312
144A, 5.25%, 6/1/2027		1,075,000	970,187
OCI NV:
144A, 5.0%, 4/15/2023	EUR	320,000	380,571
144A, 6.625%, 4/15/2023		1,116,000	1,143,900
OI European Group BV, 144A, 4.0%, 3/15/2023		1,260,000	1,179,675
Perstorp Holding AB, 144A, 3-month EURIBOR + 4.250% floor, 4.25%**, 9/15/2022	EUR	1,500,000	1,698,976
Platform Specialty Products Corp.:
144A, 5.875%, 12/1/2025		650,000	617,500
144A, 6.5%, 2/1/2022		2,400,000	2,433,000
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		9,470,000	9,256,925
144A, 7.0%, 7/15/2024		1,925,000	1,926,203
SPCM SA:
144A, 2.875%, 6/15/2023	EUR	1,000,000	1,139,729
144A, 4.875%, 9/15/2025		1,000,000	925,000
Starfruit Finco BV:
144A, 8.0%, 10/1/2026 (b)	EUR	440,000	426,800
144A, 6.5%, 10/1/2026	EUR	870,000	963,037
Teck Resources Ltd.:
6.125%, 10/1/2035		950,000	961,875
6.25%, 7/15/2041		1,900,000	1,895,250
Tronox, Inc., 144A, 6.5%, 4/15/2026 (b)		1,045,000	953,562
United States Steel Corp.:
6.25%, 3/15/2026 (b)		518,000	488,215
6.875%, 8/15/2025		2,030,000	1,989,400
WR Grace & Co-Conn, 144A, 5.125%, 10/1/2021		205,000	206,538

			66,601,270

Real Estate 0.7%
CyrusOne LP, (REIT), 5.375%, 3/15/2027		410,000	406,925
Iron Mountain, Inc., 144A, (REIT), 5.25%, 3/15/2028		960,000	861,600
SBA Communications Corp., (REIT), 4.0%, 10/1/2022		1,500,000	1,436,250

			2,704,775

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	23

	Principal Amount ($)(a)	Value ($)
Utilities 1.9%
AmeriGas Partners LP:
5.5%, 5/20/2025	675,000	631,125
5.75%, 5/20/2027	675,000	626,062
Calpine Corp.:
144A, 5.25%, 6/1/2026	710,000	652,312
5.75%, 1/15/2025	390,000	348,485
Clearway Energy Operating LLC, 144A, 5.75%, 10/15/2025	320,000	315,200
NGL Energy Partners LP, 5.125%, 7/15/2019	395,000	395,988
NRG Energy, Inc., 5.75%, 1/15/2028	1,545,000	1,541,137
Vistra Energy Corp.:
5.875%, 6/1/2023	570,000	578,550
7.375%, 11/1/2022	1,100,000	1,141,250
7.625%, 11/1/2024	381,000	402,907
Vistra Operations Co., LLC, 144A, 5.5%, 9/1/2026	1,240,000	1,221,400

		7,854,416
Total Corporate Bonds (Cost $399,359,467)		390,324,514

Loan Participations and Assignments 2.1%
Senior Loans**
CenturyLink, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.052%, 1/31/2025	4,326,602	4,286,040
Crown Finance U.S., Inc., Term Loan, 1-month USD LIBOR + 2.500%, 4.802%, 2/28/2025	1,266,069	1,262,442
CSC Holdings LLC, First Lien Term Loan, 1-month USD LIBOR + 2.250%, 4.53%, 7/17/2025	1,984,886	1,983,120
Energy Transfer Equity LP, Term Loan B, 1-month USD LIBOR + 2.000%, 4.302%, 2/2/2024	400,000	400,394
Unitymedia Finance LLC, Term Loan D, USD LIBOR + 2.250%, 1/15/2026 (c)	589,951	589,789
Total Loan Participations and Assignments (Cost $8,505,299)		8,521,785

Convertible Bonds 0.4%
Communication Services 0.0%
DISH Network Corp., 2.375%, 3/15/2024	225,000	188,781

Materials 0.4%
GEO Specialty Chemicals, Inc., 3-month USD LIBOR + 14.0%, 16.321% PIK**, 10/18/2025 (d)	1,565,720	1,689,412
Total Convertible Bonds (Cost $1,792,847)		1,878,193

The accompanying notes are an integral part of the financial statements.

24	|	DWS Global High Income Fund

	Shares	Value ($)
Common Stocks 0.0%
Industrials 0.0%
Quad Graphics, Inc.	388	5,987

Materials 0.0%
GEO Specialty Chemicals, Inc.* (d)	668,604	113,663
GEO Specialty Chemicals, Inc. 144A* (d)	1,703	289

		113,952
Total Common Stocks (Cost $359,181)		119,939

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $239,283)	1,219	38,533

Securities Lending Collateral 8.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (e) (f) (Cost $35,567,585)	35,567,585	35,567,585

Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 2.19% (e) (Cost $5,282,930)	5,282,930	5,282,930

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $451,106,592)	106.5	441,733,479
Other Assets and Liabilities, Net	(6.5)	(26,964,052)

Net Assets	100.0	414,769,427

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	25

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2018 are as follows:

Value ($) at 10/31/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2018	Value ($) at 10/31/2018
Securities Lending Collateral 8.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.09% (e) (f)
36,204,404	—	636,819 (g)	—	—	359,672	—	35,567,585	35,567,585
Cash Equivalents 1.3%
DWS Central Cash Management Government Fund, 2.19% (e)
33,078,752	270,515,091	298,310,913	—	—	244,112	—	5,282,930	5,282,930
69,283,156	270,515,091	298,947,732	—	—	603,784	—	40,850,515	40,850,515

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2018 amounted to $33,546,529, which is 8.1% of net assets.

(c)	All or a portion of the security represents unsettled loan commitments at October 31, 2018 where the rate will be determined at time of settlement.
(d)	Investment was valued using significant unobservable inputs.

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended October 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EURIBOR: Euro Interbank Offered Rate

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

26	|	DWS Global High Income Fund

As of October 31, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	39,073,667	USD	44,535,267	11/30/2018	172,575	Merrill Lynch & Co., Inc. (h)

(h)	U.S. Treasury Note with a value of $1,507,945 received as collateral for open over-the-counter derivatives contracts.

Currency Abbreviations
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are, summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (i)
Corporate Bonds	$—	$390,324,514	$—	$390,324,514
Loan Participations and Assignments	—	8,521,785	—	8,521,785
Convertible Bonds	—	188,781	1,689,412	1,878,193
Common Stocks	5,987	—	113,952	119,939
Warrant	—	—	38,533	38,533
Short-Term Investments (i)	40,850,515	—	—	40,850,515
Derivatives (j)
Forward Foreign Currency Contracts	—	172,575	—	172,575
Total	$40,856,502	$399,207,655	$1,841,897	$441,906,054

(i)	See Investment Portfolio for additional detailed categorizations.

(j)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	27

Statement of Assets and Liabilities

as of October 31, 2018

Assets
Investments in non-affiliated securities, at value (cost $410,256,077) — including $33,546,529 of securities loaned	$400,882,964
Investment in DWS Government & Agency Securities Portfolio (cost $35,567,585)*	35,567,585
Investment in DWS Central Cash Management Government Fund (cost $5,282,930)	5,282,930
Cash	547,034
Foreign currency, at value (cost $41,049)	41,046
Receivable for investments sold	6,115,536
Receivable for Fund shares sold	755,358
Interest receivable	6,020,523
Unrealized appreciation on forward foreign currency contracts	172,575
Other assets	33,170
Total assets	455,418,721

Liabilities
Payable upon return of securities loaned	35,567,585
Payable for investments purchased	3,105,187
Payable for Fund shares redeemed	1,080,731
Distributions payable	346,011
Accrued management fee	117,550
Accrued Trustees’ fees	3,860
Other accrued expenses and payables	428,370
Total liabilities	40,649,294
Net assets, at value	$414,769,427

Net Assets Consist of
Distributable earnings (loss)	(5,933,664)
Paid-in capital	420,703,091
Net assets, at value	$414,769,427

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Global High Income Fund

Net Asset Value
Class A
Net Asset Value and redemption price per share ($34,337,005 ÷ 5,181,855 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.63
Maximum offering price per share (100 ÷ 95.50 of $6.63)	$6.94
Class T
Net Asset Value offering and redemption price per share ($10,255 ÷ 1,547 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.63
Maximum offering price per share (100 ÷ 97.50 of $6.63)	$6.80
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($20,709,280 ÷ 3,113,015 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$6.65
Class R6
Net Asset Value, offering and redemption price per share ($1,467,497 ÷ 222,331 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.60
Class S
Net Asset Value, offering and redemption price per share ($298,337,605 ÷ 44,790,361 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.66
Institutional Class
Net Asset Value, offering and redemption price per share ($59,907,785 ÷ 9,070,457 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.60

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	29

Statement of Operations

for the year ended October 31, 2018

Investment Income
Income:
Interest	$25,895,714
Income distributions — DWS Central Cash Management Government Fund	244,112
Securities lending income, net of borrower rebates	359,672
Total income	26,499,498
Expenses:
Management fee	1,860,018
Administration fee	465,005
Services to shareholders	760,513
Distribution and service fees	333,269
Custodian fee	20,280
Professional fees	113,884
Reports to shareholders	67,390
Registration fees	96,954
Trustees’ fees and expenses	24,002
Other	71,188
Total expenses before expense reductions	3,812,503
Expense reductions	(513,415)
Total expenses after expense reductions	3,299,088
Net investment income	23,200,410

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,286,020
Swap contracts	27,579
Forward foreign currency contracts	2,489,595
Foreign currency	234,134
Payments by affiliates (see Note I)	152
6,037,480
Change in net unrealized appreciation (depreciation) on:
Investments	(28,143,076)
Forward foreign currency contracts	(123,869)
Foreign currency	(33,103)
(28,300,048)
Net gain (loss)	(22,262,568)
Net increase (decrease) in net assets resulting from operations	$937,842

The accompanying notes are an integral part of the financial statements.

30	|	DWS Global High Income Fund

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income (loss)	$23,200,410	$22,433,579
Net realized gain (loss)	6,037,480	3,956,463
Change in net unrealized appreciation (depreciation)	(28,300,048)	12,351,514
Net increase (decrease) in net assets resulting from operations	937,842	38,741,556
Distributions to shareholders from:
Distributions:
Class A	(1,964,985)	(1,917,376)
Class T	(499)	(147)*
Class C	(975,761)	(719,597)
Class R6	(26,645)	(403)
Class S	(17,371,457)	(12,677,939)
Institutional Class	(3,001,996)	(2,064,481)
Return of capital:
Class A	—	(542,973)
Class T	—	(42)*
Class C	—	(203,780)
Class R6	—	(114)
Class S	—	(3,590,209)
Institutional Class	—	(584,631)
Total distributions	(23,341,343)	(22,301,692)**
Fund share transactions:
Proceeds from shares sold	166,174,642	250,058,261
Reinvestment of distributions	21,092,473	20,081,579
Payments for shares redeemed	(256,665,826)	(195,557,683)
Redemption fees	—	5,427
Net increase (decrease) in net assets from Fund share transactions	(69,398,711)	74,587,584
Increase (decrease) in net assets	(91,802,212)	91,027,448
Net assets at beginning of year	506,571,639	415,544,191
Net assets at end of year	$414,769,427	$506,571,639 ***

*	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

**

Includes distributions from net investment income of $1,917,376, $147, $719,597, $403, $12,677,939 and $2,064,481 for Class A, Class T, Class C, Class R6, Class S and Institutional Class, respectively.

***	Includes distributions in excess of net investment income of $673,406.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	31

Financial Highlights

	Years Ended October 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$6.94	$6.70	$6.61	$7.14	$7.17
Income (loss) from investment operations:
Net investment income[a]	.33	.32	.33	.35	.39
Net realized and unrealized gain (loss)	(.31)	.24	.21	(.41)	(.02)
Total from investment operations	.02	.56	.54	(.06)	.37
Less distributions from:
Net investment income	(.33)	(.25)	(.31)	(.34)	(.40)
Net realized gains	—	—	(.12)	(.13)	—
Return of capital	—	(.07)	(.02)	—	—
Total distributions	(.33)	(.32)	(.45)	(.47)	(.40)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.63	$6.94	$6.70	$6.61	$7.14
Total Return (%)[b]	.31 [c]	8.53 [c]	8.42	(.64)	5.44 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	46	65	39	37
Ratio of expenses before expense reductions (%)	.94	1.02	1.06	1.08	1.07
Ratio of expenses after expense reductions (%)	.85	.99	1.06	1.08	1.07
Ratio of net investment income (%)	4.85	4.76	5.04	5.10	5.42
Portfolio turnover rate (%)	73	86	67	56	55

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Global High Income Fund

	Year Ended	Period Ended
Class T	10/31/18	10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$6.95	$6.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.13
Net realized and unrealized gain (loss)	(.32)	.04
Total from investment operations	.01	.17
Less distributions from:
Net investment income	(.33)	(.10)
Return of capital	—	(.03)
Total distributions	(.33)	(.13)
Net asset value, end of period	$6.63	$6.95
Total Return (%)[c,d]	.16	2.47	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	10
Ratio of expenses before expense reductions (%)	.93	1.08	*
Ratio of expenses after expense reductions (%)	.85	.85	*
Ratio of net investment income (%)	4.85	4.61	*
Portfolio turnover rate (%)	73	86	[e]

[a]	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain operating expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	33

	Years Ended October 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$6.97	$6.73	$6.64	$7.16	$7.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.27	.28	.30	.34
Net realized and unrealized gain (loss)	(.32)	.24	.21	(.40)	(.03)
Total from investment operations	(.04)	.51	.49	(.10)	.31
Less distributions from:
Net investment income	(.28)	(.21)	(.26)	(.29)	(.35)
Net realized gains	—	—	(.12)	(.13)	—
Return of capital	—	(.06)	(.02)	—	—
Total distributions	(.28)	(.27)	(.40)	(.42)	(.35)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.65	$6.97	$6.73	$6.64	$7.16
Total Return (%)[b]	(.57)[c]	7.73 [c]	7.76	(1.50)	4.65 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	25	22	12	11
Ratio of expenses before expense reductions (%)	1.71	1.77	1.82	1.83	1.83
Ratio of expenses after expense reductions (%)	1.60	1.72	1.82	1.83	1.82
Ratio of net investment income (%)	4.10	3.98	4.27	4.35	4.68
Portfolio turnover rate (%)	73	86	67	56	55

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

34	|	DWS Global High Income Fund

	Year Ended	Period Ended
Class R6	10/31/18	10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$6.92	$6.65
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.34
Net realized and unrealized gain (loss)	(.32)	.27
Total from investment operations	.03	.61
Less distributions from:
Net investment income	(.35)	(.26)
Return of capital	—	(.08)
Total distributions	(.35)	(.34)
Redemption fees	—	.00	***
Net asset value, end of period	$6.60	$6.92
Total Return (%)[c]	.44	9.14	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	.01
Ratio of expenses before expense reductions (%)	.60	.84	*
Ratio of expenses after expense reductions (%)	.55	.73	*
Ratio of net investment income (%)	5.18	4.97	*
Portfolio turnover rate (%)	73	86	[d]

[a]	For the period from November 1, 2016 (commencement of operations) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain operating expenses not been reduced.

[d]	Represents the fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	35

Class S	Years Ended October 31,
	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$6.98	$6.74	$6.65	$7.17	$7.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.34	.34	.37	.41
Net realized and unrealized gain (loss)	(.32)	.24	.21	(.40)	(.03)
Total from investment operations	.03	.58	.55	(.03)	.38
Less distributions from:
Net investment income	(.35)	(.26)	(.32)	(.36)	(.42)
Net realized gains	—	—	(.12)	(.13)	—
Return of capital	—	(.08)	(.02)	—	—
Total distributions	(.35)	(.34)	(.46)	(.49)	(.42)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.66	$6.98	$6.74	$6.65	$7.17
Total Return (%)[b]	.38	8.59	8.78	(.53)	5.70

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	298	368	272	225	231
Ratio of expenses before expense reductions (%)	.77	.84	.87	.88	.89
Ratio of expenses after expense reductions (%)	.65	.76	.85	.85	.82
Ratio of net investment income (%)	5.05	4.93	5.24	5.33	5.68
Portfolio turnover rate (%)	73	86	67	56	55

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

36	|	DWS Global High Income Fund

	Years Ended October 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$6.92	$6.68	$6.59	$7.11	$7.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.34	.34	.37	.41
Net realized and unrealized gain (loss)	(.32)	.24	.21	(.40)	(.03)
Total from investment operations	.03	.58	.55	(.03)	.38
Less distributions from:
Net investment income	(.35)	(.26)	(.32)	(.36)	(.42)
Net realized gains	—	—	(.12)	(.13)	—
Return of capital	—	(.08)	(.02)	—	—
Total distributions	(.35)	(.34)	(.46)	(.49)	(.42)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$6.60	$6.92	$6.68	$6.59	$7.11
Total Return (%)	.40 [b]	8.86 [b]	8.75	(.36)	5.76

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	68	56	37	29
Ratio of expenses before expense reductions (%)	.68	.73	.75	.78	.76
Ratio of expenses after expense reductions (%)	.60	.69	.75	.78	.76
Ratio of net investment income (%)	5.10	5.00	5.33	5.41	5.72
Portfolio turnover rate (%)	73	86	67	56	55

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	37

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global High Income Fund (formerly Deutsche Global High Income Fund) (the “Fund”) is a diversified series of Deutsche DWS Income Trust (formerly Deutsche Income Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Effective October 1, 2018, Class T shares closed to new purchases, except in connection with the investment of dividends. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

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In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

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Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

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Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of October 31, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2018, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are

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fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $74,000, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2018 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency exchange contracts and investments in swap contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a

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reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$3,968,925
Capital loss carryforwards	$(74,000)
Net unrealized appreciation (depreciation) on investments	$(9,472,025)

At October 31, 2018, the aggregate cost of investments for federal income tax purposes was $451,205,504. The net unrealized depreciation for all investments based on tax cost was $9,472,025. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $4,076,682 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $13,548,707.

In addition, during the year ended October 31, 2018, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2018	2017
Distributions from ordinary income*	$23,341,343	$17,379,943
Return of capital	$—	$4,921,749

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

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Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets

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and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2018, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of October 31, 2018. For the year ended October 31, 2018, the investment in credit default swap contracts sold had a total notional amount generally indicative of a range from $0 to $1,175,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

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Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $44,307,000 to $68,071,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $1,059,000.

The following table summarizes the value of the Fund’s derivative instruments held as of October 31, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$172,575

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (b)	$—	$27,579	$27,579
Foreign Exchange Contracts (b)	2,489,595	—	2,489,595
	$2,489,595	$27,579	$2,517,174

Each of the above derivatives is located in the following Statement of Operations account:

(b)	Net realized gain (loss) from forward foreign currency contracts and swap contracts, respectively

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Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (c)	$(123,869)

The above derivative is located in the following Statement of Operations account:

(c)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of October 31, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (d)	Cash Collateral Received	Net Amount of Derivative Assets
Merrill Lynch & Co., Inc.	$172,575	$—	$(172,575)	$—	$—

(d)	The actual collateral received may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2018, purchases and sales of investment securities (excluding short-term investments) aggregated $324,791,530 and $367,560,187, respectively. There were no purchases and sales of U.S. Treasury securities during the period.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other

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contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.40%.

For the period from November 1, 2017 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.85%
Class T	.85%
Class C	1.60%
Class R6	.55%
Class S	.65%
Institutional Class	.60%

For the year ended October 31, 2018, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$36,345
Class T	8
Class C	26,823
Class R6	280
Class S	405,487
Institutional Class	44,472
$513,415

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2018, the Administration Fee was $465,005, of which $35,840 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain

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transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2018, the amounts charged to the Fund by DSC were as follows:

Service Provider Fee	Total Aggregated	Unpaid at October 31, 2018
Class A	$7,267	$2,390
Class T	19	7
Class C	1,765	558
Class R6	51	20
Class S	61,983	20,667
Institutional Class	2,007	628
	$73,092	$24,270

In addition, for the year ended October 31, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to Shareholders”, were as follows:

Services to Shareholders	Total Aggregated
Class A	$36,151
Class C	26,963
Class S	543,317
Institutional Class	46,680
$653,111

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2018
Class C	$177,230	$13,562

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

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accounts the firms service. For the year ended October 31, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2018	Annual Rate
Class A	$96,956	$15,049	.24%
Class T	16	8	.15%
Class C	59,067	9,042	.25%
	$156,039	$24,099

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2018 aggregated $5,342.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2018, the CDSC for Class C shares aggregated $3,454. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $22,598, of which $12,825 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will

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waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2018, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $27,072.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the period ended October 31, 2018, the Fund engaged in securities purchases of $513,888 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2018, there was one account that held approximately 15% of the outstanding shares of the Fund.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

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G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent, plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2018.

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	2,078,673	$14,135,449	3,051,403		$20,785,554
Class T	—	—	1,447	*	10,000	*
Class C	621,304	4,242,702	977,156		6,699,320
Class R6	228,673	1,522,166	1,541	**	10,256	**
Class S	17,551,092	120,274,164	27,797,580		189,927,372
Institutional Class	3,854,180	26,000,161	4,769,030		32,625,759
		$166,174,642			$250,058,261

Shares issued to shareholders in reinvestment of distributions
Class A	275,432	$1,866,159	345,165		$2,350,351
Class T	74	499	26	*	181	*
Class C	139,501	948,377	128,489		880,835
Class R6	357	2,397	75	**	508	**
Class S	2,243,102	15,275,611	2,075,107		14,255,785
Institutional Class	444,379	2,999,430	381,077		2,593,919
		$21,092,473			$20,081,579

52	|	DWS Global High Income Fund

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(3,802,534)	$(25,832,603)	(6,499,650)	$(44,011,040)
Class C	(1,180,050)	(8,013,235)	(908,493)	(6,223,167)
Class R6	(8,315)	(55,678)	—	—
Class S	(27,685,804)	(188,260,282)	(17,623,564)	(120,884,649)
Institutional Class	(5,072,958)	(34,504,028)	(3,624,057)	(24,438,827)
		$(256,665,826)		$(195,557,683)

Redemption fees		$—		$5,427

Net increase (decrease)
Class A	(1,448,429)	$(9,830,995)	(3,103,082)	$(20,874,227)
Class T	74	499	1,473 *	10,181 *
Class C	(419,245)	(2,822,156)	197,152	1,357,151
Class R6	220,715	1,468,885	1,616 **	10,764 **
Class S	(7,891,610)	(52,710,507)	12,249,123	83,302,855
Institutional Class	(774,399)	(5,504,437)	1,526,050	10,780,860
		$(69,398,711)		$74,587,584

*	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

**	For the period from November 1, 2016 (commencement of operations of Class R6) to October 31, 2017.

I. Payment by Affiliate

During the year ended October 31, 2018, the Advisor agreed to reimburse the Fund $152 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

DWS Global High Income Fund	|	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Global High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Global High Income Fund (one of the funds constituting Deutsche DWS Income Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

54	|	DWS Global High Income Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2018

We have served as the auditor of one or more investment companies in the DWS family of funds since 1930.

DWS Global High Income Fund	|	55

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2018 to October 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

56	|	DWS Global High Income Fund

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/18	$1,008.30	$1,008.30	$1,006.10	$1,009.80	$1,009.40	$1,009.70
Expenses Paid per $1,000*	$4.30	$4.30	$8.09	$2.79	$3.29	$3.04

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/18	$1,020.92	$1,020.92	$1,017.14	$1,022.43	$1,021.93	$1,022.18
Expenses Paid per $1,000*	$4.33	$4.33	$8.13	$2.80	$3.31	$3.06

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Global High Income Fund	.85%	.85%	1.60%	.55%	.65%	.60%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Taxpayers filing on a calendar year basis will receive tax information for the 2018 calendar year after year end.

DWS Global High Income Fund	|	57

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global High Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

58	|	DWS Global High Income Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three-, and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2017.

DWS Global High Income Fund	|	59

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that, effective July 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.40%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA

60	|	DWS Global High Income Fund

and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

DWS Global High Income Fund	|	61

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

62	|	DWS Global High Income Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	85	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	85	Portland General Electric[2] (utility company) (2003– present)

DWS Global High Income Fund	|	63

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	85	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	85	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	85	—

64	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	85	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	85	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	85	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	85	—

DWS Global High Income Fund	|	65

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	85	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

66	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Global High Income Fund	|	67

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —

dws.com/en-us/resources/proxy-voting — or on the SEC’s Web

site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at

(800) 728-3337.

Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

68	|	DWS Global High Income Fund

Investment Management

DWS Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHTX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 296	25155T 700	25155T 601	25155T 502
Fund Number	416	1716	716	2100	596

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SGHRX
CUSIP Number	25155T 353
Fund Number	1616

DWS Global High Income Fund	|	69

Notes

Notes

DGHIF-2

(R-024965-8 12/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

dWS global high income Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$88,574	$0	$0	$0
2017	$87,265	$3,000	$0	$0

“Audit-Related Fees Billed to the Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to DWS Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$0	$0

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

Pursuant to PCAOB Rule 3526, PwC is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between PwC, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on PwC’s independence. Pursuant to PCAOB Rule 3526, PwC has reported the matters set forth below that may reasonably be thought to bear on PwC’s independence. In its PCAOB Rule 3526 communications to the Audit Committee, PwC affirmed that they are independent accountants with respect to the DWS Funds, within the meaning of PCAOB Rule 3520. PwC also informed the Audit Committee that they concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within PwC’s audit of the financial statements of the Fund. Finally, PwC confirmed to the Audit Committee that they can continue to serve as the independent registered public accounting firm for the Fund.

•	PwC advised the Fund’s Audit Committee that covered persons within PwC that provided non-audit services to entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”) maintained financial relationships with investment companies within the DWS Funds Complex. PwC informed the Audit Committee that these financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. PwC reported that the breaches have been resolved and that, among other things, the breaches (i) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (ii) involved professionals whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iii) involved professionals that did not provide any consultation to the audit engagement team of the Fund.
•	PwC advised the Fund’s Audit Committee of certain lending relationships of PwC with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that PwC had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. PwC’s lending relationships affect PwC’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

PwC stated that, in each lending relationship, (i) PwC believes that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by PwC, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that they have complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that they are independent accountants within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/2/2019